                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

Robert R. Fortune
     Chairman and President

                                                               February 22, 2002
Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2001.

     Our Fund earned $3.79 per share from net investment income for a share outstanding throughout 2001, compared to $3.76 per share earned in 2000. Dividend income held up well compared to the year 2000, interest income declined because cash had been almost fully invested and rates were lower, while expenses, principally the advisory fee, tied to market value, declined. Total distributions of net investment income applicable to 2001 amounted to $3.78 per share, including $1.23 per share distributed in January 2002.

     There were no realized capital gains in the year 2001.

     After providing for the January 2002 distribution, the net asset value per partnership share at the end of 2001 was $340.39. The value at the end of the third quarter of 2001, our last report to you, was $303.65.

     Data on the performance of our Fund since inception and comparisons to leading stock market indices appear in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           /s/ Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT
EQUITY MARKET REVIEW

     U.S. stocks rallied strongly in the fourth quarter, as investors were willing to look past the economy's weakness and the uncertainties relating to the war on terrorism. Optimism about the outlook for stocks grew in response to further interest rate cuts, lower energy prices and forecasts that the announced tax cuts are projected to inject $70 billion into the economy in 2002.

     During the fourth quarter, the S&P 500 Index gained +10.7%, the Russell 2000 Index of small cap stocks rose +21.1%, and the technology-laden NASDAQ Composite Index jumped +30.1%. The optimism was somewhat surprising given that the September 11th attacks and mounting layoffs are pressuring both consumer and industrial spending.

     Despite the strong rebound in the quarter, which seemed to anticipate a profit recovery well ahead of forecasts, most equity indices finished with negative returns for the year. The S&P 500 Index finished down -11.9% for the year, marking only the fourth time the index has posted two consecutive years of negative returns. Other major stock indices fared little better with the Dow Jones Industrial Average falling -5.4% and the NASDAQ losing -21.0%. The Russell 2000, 2000 Value and Mid Cap Value indices did, however, finish in positive territory for the year, returning +2.5%, +14.0% and +2.3% respectively. Factors that contributed to the mostly disappointing results in 2001 range from a faltering economy and its effect on corporate profits, to the terrorist attacks in the U.S. and the continued unwinding of the technology bubble that burst in early 2000.

     There were several indications during the quarter that the economy has started to stabilize. The National Association of Purchasing Managers' Index (now the Institute of Supply Management) hit a low of 39.8 in September, a drastic decline from the August level, only to recover over the subsequent three months to a level above where it was prior to September 11th. And while the current level of 48.2 is still below the "no growth" level of 50, the stabilization has been encouraging. Initial jobless claims have also moderated, although it is likely the unemployment rate will continue to climb over the next several months.

     Consumer confidence, which tumbled precipitously following the terrorist attacks, has also recovered somewhat.

     Within the large cap segment of the market, cyclically oriented stocks significantly outperformed defensive ones during the quarter as investors anticipated further interest rate cuts and an economic recovery in 2002. Previously beaten down technology shares actually offered relative value; the sector as a whole rallied +34.7% within the S&P 500 Index during the quarter. Other groups that outperformed included consumer cyclicals (led by retailers) +18.9%; industrials +16.3%; and basic materials, +11.4%. Financials, energy, consumer staples and healthcare lagged the market but still provided positive returns, while utilities and communications stocks fell -4.1% and -10.5%, respectively. The demise of energy trading company Enron had a significant impact on the market during the quarter, shaking confidence in the energy, financial and independent power companies (typically classified as utilities).

     The surge in investor confidence that was partially responsible for the rebound in technology stocks also propelled smaller cap stocks ahead of large caps for the quarter. The Russell 2000 Index rallied +21.1% in the fourth quarter and finished up +2.5% for the year.

     The year of 2001 was an exceedingly difficult one for investors as the financial markets continued their "rotational" behavior. Leadership among stocks or sectors was generally very short-lived as investors favored certain industries only for short periods. The two predominant themes in the markets were the notable return to favor of value-oriented stocks and the outperformance of small cap stocks over large caps. Given how far valuations had stretched in favor of growth stocks during the late 1990's, it is not surprising that value stocks outperformed following the demise of the technology bubble. Looking forward, we anticipate the relationship between the styles will be more in-line with historical norms.

     Low energy prices, little or no inflationary pressure and low interest rates that have spurred home mortgage refinancings and re-liquefied the consumer, give us hope for an economic recovery in 2002. Given the low level of industrial inventories, it is most likely that the recovery will be led by the manufacturing sector as companies will need to restock to meet demand. However, given that P/E multiples are already high by historical measures, it is probable that equity returns are likely to be closer to long-term averages. One thing appears certain in the current market environment: valuation matters.

CHESTNUT STREET EXCHANGE FUND PORTFOLIO

     During the fourth quarter, the Fund increased 12.51% versus a 10.69% increase for the S&P 500. Intel's positive performance dwarfed the combined gains and losses of all the other stocks in the portfolio, adding $22,965,671 in value to the Fund. Other positive performance contributors included Johnson & Johnson, Tyco Int'l and Guidant. Merck and Verizon suffered the greatest dollar losses as they were impacted by negative company-specific developments.

     For the year of 2001, the Fund declined -5.05% versus an -11.87% decline for the S&P 500. Since the beginning of the year, the best three positive contributors to performance were Johnson & Johnson, Bank of America and Intel. Johnson & Johnson's lead in the drug coated stent field has positively driven its stock this year. Bank of America's positive relative performance was due to management having anticipated lower interest rates and having structured the portfolio so that the bank's net interest margin expanded greater than expectations. Though Intel's stock only increased 4.6% in 2001, the size of the position in the Fund made it the third largest positive dollar contributor to the Fund's performance.

     Merck severely pressured the portfolio; Coca-Cola, Wells Fargo, Emerson Electric and Schering Plough also were weak. Merck has or will have significant generic competition on $2.4 billion of the company's sales that are facing patent expiration. In December management pre-announced the expectation of flat earnings per share for 2002. Coca-Cola is experiencing slow volume growth while the company is transitioning to a "think local, act local" operating strategy. Wells Fargo's outlook deteriorated mid-year as higher prepayments in the mortgage-servicing portfolio resulted in a charge to earnings, while at the same time the bank's interest rate risk sensitivity shifted such that declining interest rates would negatively impact the company. Earnings estimates continued to be reduced. Emerson Electric was affected by the economic slowdown with the company reporting a decline in quarterly earnings for the first time in 43 years. Lastly Schering-Plough had a rough year with the FDA. With manufacturing issues not having been resolved, the FDA held up the approval of an important new drug, Clarinex, for two allergy seasons. The transition of the respiratory franchise from Claritin to Clarinex was delayed adding uncertainty to its ultimate success.

                    INVESTMENT ADVISER'S REPORT (CONCLUDED)

                              PERFORMANCE SUMMARY

                                             CHESTNUT STREET
                                              EXCHANGE FUND     S&P 500 INDEX    DJIA INDEX
                                             ---------------    -------------    ----------
4th Quarter, 2001..........................        12.51%            10.69%         13.82%
1 Year.....................................        -5.05%           -11.87%         -5.43%
3 Years....................................         0.37%            -1.02%          4.66%
5 Years....................................         8.17%            10.70%         11.10%
10 Years...................................        12.48%            12.94%         14.69%
Inception (12/29/76)
  Annualized...............................        14.20%            13.78%         13.79%
  Cumulative...............................     2,700.33%         2,423.51%      2,428.91%

     Returns are as of December 31, 2001

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

January 31, 2002                  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 2001

  SHARES                                                   VALUE
-----------                                             ------------
COMMON STOCKS--98.3%
              BASICS--6.9%
    164,322   Air Products & Chemicals, Inc. ....       $  7,708,345
    180,009   Cabot Corporation..................          6,426,321
     58,338*  Cabot Microelectronics Corp. ......          4,623,287
    179,739   Stora Enso Oyj ADR.................          2,203,600
     55,033   Westvaco Corp. ....................          1,565,689
     45,830   Weyerhaeuser Company...............          2,478,486
                                                        ------------
                                                          25,005,728
                                                        ------------
              CAPITAL EQUIPMENT--7.0%
    173,851   Emerson Electric Company...........          9,926,892
    384,000   General Electric Co. ..............         15,390,720
                                                        ------------
                                                          25,317,612
                                                        ------------
              CONSUMER CYCLICALS--3.3%
    204,000   Disney (Walt) Company..............          4,226,880
     68,416   Harland (John H.) Co. .............          1,511,994
     52,000   Minnesota Mining & Manufacturing
                Company..........................          6,146,920
                                                        ------------
                                                          11,885,794
                                                        ------------
              ENERGY--3.3%
     44,280   BP, Plc, ADR.......................          2,059,463
    155,296   Exxon Mobil Corp. .................          6,103,133
     60,432   Schlumberger, Ltd. ................          3,320,738
     11,699   Transocean Sedco Forex, Inc. ......            395,660
                                                        ------------
                                                          11,878,994
                                                        ------------
              FINANCIAL--15.9%
    131,790   American Express Co. ..............          4,703,585
    208,286   Bank of America Corp. .............         13,111,604
     36,084   CIGNA Corporation .................          3,343,183
     70,000   Fannie Mae.........................          5,565,000
     97,200   Wachovia Corporation ..............          3,048,192
     58,176   Marsh & McLennan Companies,
                Inc. ............................          6,251,011
     50,647   Moody's Corporation................          2,018,789
    148,000   J.P. Morgan Chase & Co. ...........          5,379,800
    314,532   Wells Fargo & Co. .................         13,666,415
                                                        ------------
                                                          57,087,579
                                                        ------------

  SHARES                                                   VALUE
-----------                                             ------------
              HEALTHCARE--28.9%
    243,928   Abbott Laboratories, Inc. .........       $ 13,598,986
     44,000   Aetna, Inc. .......................          1,451,560
     78,354   Baxter International, Inc. ........          4,202,125
    160,000*  Guidant Corp. .....................          7,968,000
     96,599   IMS Health, Inc. ..................          1,884,646
    758,416   Johnson & Johnson, Inc. ...........         44,822,386
    407,990   Merck & Company, Inc. .............         23,989,812
    172,000   Schering-Plough Corp. .............          6,159,320
                                                        ------------
                                                         104,076,835
                                                        ------------
              RETAIL--0.5%
     57,133   Albertson's, Inc. .................          1,799,118
                                                        ------------
              STAPLES--3.7%
    283,411   Coca Cola (The) Company............         13,362,829
                                                        ------------
              TECHNOLOGY--25.2%
     17,008*  Agilent Technologies, Inc. ........            484,898
     89,192   Hewlett-Packard Company............          1,832,004
     41,884   International Business Machines
                Corporation......................          5,066,289
  2,085,892   Intel Corp. .......................         65,601,303
     84,260   Lucent Technologies, Inc. .........            529,995
     55,400*  Microsoft Corp. ...................          3,670,250
    357,354   Motorola, Incorporated.............          5,367,457
    138,212   Tyco International, Ltd. ..........          8,140,687
                                                        ------------
                                                          90,692,883
                                                        ------------
              TRANSPORTATION--1.6%
    119,796   Burlington Nothern Santa Fe
                Corp. ...........................          3,417,780
     40,000   Union Pacific Corp. ...............          2,280,000
                                                        ------------
                                                           5,697,780
                                                        ------------
              UTILITIES--2.0%
    151,713   Verizon Communications.............          7,200,299
                                                        ------------
              Total Common Stocks
                    (Cost: $47,993,889)..........        354,005,451
                                                        ------------

                See Accompanying Notes to Financial Statements.

                      STATEMENT OF NET ASSETS (CONCLUDED)

    PAR                                                    VALUE
-----------                                             ------------
SHORT-TERM OBLIGATIONS--2.0%
$ 7,000,000   Federal Home Loan Mortgage Corp.
                Discount Note 01/02/02, 1.430%...       $  6,999,722
                                                        ------------
              (Cost: $6,999,722)

TOTAL INVESTMENT IN SECURITIES
  (Cost: $54,993,611)............    100.3%              361,005,173
Distributions payable............     (0.4%)              (1,301,055)
Other assets in excess of other
  liabilities....................      0.1%                  350,675
                                     -----              ------------
NET ASSETS (Applicable to
  1,057,758 partnership shares
  outstanding)...................    100.0%             $360,054,793
                                     =====              ============
NET ASSET VALUE PER SHARE........                       $     340.39
                                                        ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners (1,053,129
  shares)........................                       $358,479,108
Managing general partners (4,629
  shares)........................                          1,575,685
                                                        ------------
Total net assets (1,057,758
  shares)........................                       $360,054,793
                                                        ============

---------------
* Non-Income Producing

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends..............................   $  5,177,074
  Interest...............................        266,964
                                            ------------
        Total investment income..........      5,444,038
                                            ------------
Expenses
  Investment advisory fee................      1,186,477
  Managing general partners' compensation
    and officer's salary.................         91,367
  Custodian..............................         29,209
  Audit..................................         29,099
  Legal..................................         28,208
  Transfer agent.........................         12,133
  Printing...............................         11,786
  Insurance..............................          2,479
  Miscellaneous..........................          3,638
                                            ------------
      Total expenses.....................      1,394,396
                                            ------------
        Net investment income............      4,049,642
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain from security
    transactions: distributed upon
    redemption of partnership shares.....     12,883,540

  Unrealized appreciation of investments:
    Beginning of year......  $343,296,297
    End of year............   306,011,562
                             ------------
        Net change in unrealized
          appreciation...................    (37,284,735)
                                            ------------
        Net realized and unrealized loss
          on investments.................    (24,401,195)
                                            ------------
    Net decrease in net assets resulting
      from operations....................   $(20,351,553)
                                            ============

                      STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31,

                                 2001           2000
                             ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..  $  4,049,642   $  4,181,256
    Net realized loss from
      security transactions
      (for federal income
      tax purposes net gain
      is $0 and $95,784)...            --       (931,248)
    Excess of market value
      over book value of
      securities
      distributed upon
      redemption of
      partnership shares...    12,883,540     15,635,180
    Federal income tax on
      realized gains not
      distributed to
      partnership shares...            --        (33,524)
    Decrease in unrealized
      appreciation of
      investments..........   (37,284,735)   (21,805,882)
                             ------------   ------------
    Decrease in net assets
      resulting from
      operations...........   (20,351,553)    (2,954,218)
                             ------------   ------------
  DISTRIBUTIONS TO PARTNERS
    FROM:
    Net investment
      income...............    (4,043,066)    (4,176,873)
                             ------------   ------------
  CAPITAL SHARE TRANSACTIONS:
    Net asset value of 993
      and 896 shares
      subscribed or issued
      in lieu of cash
      distributions........       328,478        348,050
    Cost of 42,223 and
      44,604 shares
      repurchased..........   (14,459,061)   (17,240,802)
                             ------------   ------------
    Decrease in net assets
      from capital share
      transactions.........   (14,130,583)   (16,892,752)
                             ------------   ------------
    Total decrease in net
      assets...............   (38,525,202)   (24,023,843)
  NET ASSETS:
    Beginning of year......   398,579,995    422,603,838
                             ------------   ------------
    End of year............  $360,054,793   $398,579,995
                             ============   ============

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                          YEARS ENDED DECEMBER 31
                                           -----------------------------------------------------
                                             2001        2000       1999       1998       1997
                                           --------    --------   --------   --------   --------
Net Asset Value, Beginning of Year.......  $ 362.68    $ 369.83   $ 347.51   $ 293.03   $ 242.91
                                           --------    --------   --------   --------   --------
Income From Investment Operations:
  Net investment income..................      3.79        3.76       3.64       3.76       3.29
  Net gain (loss) on securities (both
    realized and unrealized).............    (22.30)      (7.15)     22.39      54.49      50.27
                                           --------    --------   --------   --------   --------
       Total from investment
         operations......................    (18.51)      (3.39)     26.03      58.25      53.56
                                           --------    --------   --------   --------   --------
Less Distributions:
  From net investment income.............     (3.78)      (3.76)     (3.65)     (3.77)     (3.28)
  From realized gains....................      0.00        0.00      (0.06)      0.00      (0.16)
                                           --------    --------   --------   --------   --------
       Total distributions...............     (3.78)      (3.76)     (3.71)     (3.77)     (3.44)
                                           --------    --------   --------   --------   --------
Net Asset Value, End of Year.............  $ 340.39    $ 362.68   $ 369.83   $ 347.51   $ 293.03
                                           ========    ========   ========   ========   ========
Total Return.............................     (5.05)%     (0.92)%     7.52%     20.25%     22.11%
Ratios/Supplemental Data:
  Net Assets, End of Year (000's)........  $360,055    $398,580   $422,604   $409,019   $351,582
  Ratios to average net assets:
    Operating expenses...................      0.39%       0.38%      0.38%      0.38%      0.50%
    Net investment income................      1.12%       0.96%      1.00%      1.18%      1.17%
  Portfolio Turnover Rate................      0.00%       1.77%      2.48%      0.76%      1.26%

                See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(A) Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Significant accounting policies are as follows: Investments are stated at value in the accompanying financial statements. Securities listed on a securities exchange are valued at the close of trading on December 31, 2001. Securities not so listed or not traded on that date are valued at the latest bid price. Short-term obligations are valued at amortized cost which approximates market value. Security transactions are accounted for on the trade date. The cost of investments sold or redeemed in kind is determined by the use of the specific identification method for both financial reporting and income tax purposes. For securities received in the Exchange at inception of the Fund in 1976, cost for financial reporting purposes is the value of the securities as used in the Exchange and for income tax purposes, the tax basis of the individual investor. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make the requisite distribution of taxable investment income and capital gains to its shareholders which will relieve it from all or substantially all federal income and excise taxes.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(B) Effective January 1,1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change results from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997. Commencing in 1998, the Fund will no longer distribute net long-term capital gains, but will retain the gains and pay the applicable corporate income tax rate. On the last day of the each year, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. The Fund had no net realized long-term capital gains in the year 2001.

(C) PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for the services of BIMC and BFM.

    The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

    The managing general partners each receive a fixed fee as compensation for their services. PFPC Inc., an affiliate of PNC Bank, is the Fund's transfer agent. On July 30, 2001, PFPC Trust Company, a subsidiary of PFPC Inc., became the Fund's custodian. Fees approximating $9,140 were earned by PFPC Trust Company in the year 2001 for custodial services.

(D) Purchases and sales of investment securities (excluding short-term obligations) were $7,402,432 and $0, respectively, for the year ended December 31, 2001.

(E) At December 31, 2001, net assets consisted of:

     Undistributed net investment income....................  $      6,728
     Net unrealized appreciation of investments (book
  basis)....................................................   306,011,562
     Other capital -- paid-in or reinvested.................    54,036,503
                                                              ------------
                                                              $360,054,793
                                                              ============

(F) Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Differences applicable to the Fund's income distributions to partners are: a limit of 60% deduction of expenses is imposed because the Fund has less than 500 partners and does not offer shares. The 40% of the expenses not available to reduce taxable dividends is available for a tax deduction as investment expense. In addition, when the Fund changed its tax status in 1998, dividend income, formerly reported on the cash basis for tax purposes, was required to be reported on the accrual basis. This caused an annual increase in dividend income of $146,860 to be reported for tax purposes over a four year period ending in the year 2001.

    Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

    Ordinary income.............................................  $4,747,685
    Investment expense..........................................     557,759

     At December 31, 2001, the components of distributable earnings on a tax basis were as follows:

    Undistributed ordinary income
    (before tax allocation described above).....................  $      6,728
    Net unrealized appreciation of investments..................   312,947,254

     The cost of investments for federal income tax purposes at December 31, 2001 was $48,057,919. The unrealized appreciation (an excess of value over cost) was $314,756,461 and the unrealized depreciation (an excess of cost over value) was $1,809,207. The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception, as required by law.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners
of Chestnut Street Exchange Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 8, 2002

     INFORMATION ON THE MANAGING GENERAL PARTNERS AND OFFICERS OF THE FUND

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund's Statement of Additional Information includes additional information about the Fund's Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

INTERESTED DIRECTORS*

Richard C. Caldwell(1)
Age 57

     POSITION(S) HELD WITH THE FUND:  Managing General Partner

     TERM OF OFFICE(2) and Length of Time Served: Managing General Partner since 1997.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Retired; Chairman Florida Advisory Council; formerly, President and Chief Executive Officer, PNC Bank FSB from May, 1998 until July, 1999; former Executive Vice President, PNC Bank from July 1990 to April 1998; former Director of various affiliates and subsidiaries of PNC Bank, including BIMC from September 1994 until February 1998; Director, JLC, Inc. since February, 1996 (investment holding company); Director, DR Inc. since April 1994 (investment holding company).

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) Overseen by Fund Director:  One

Robert R. Fortune(1)
Age: 85

     POSITION(S) HELD WITH THE FUND: President and Chairman of the Managing General Partners

     TERM OF OFFICE(2) AND LENGTH OF TIME SERVED: Managing General Partner since 1976 and President and Chairman of the Managing General Partners since 1994.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Financial Consultant; Former Chairman, President and Chief Executive Officer, Associated Electric & Gas Insurance Services Limited from 1984 to 1993; Member of the Financial Executives Institute and American Institute of Certified Pubic Accountants; former Director or Trustee of four other investment companies advised by BIMC.

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY FUND DIRECTOR:  One

Edward J. Roach(1)
Age 77

     POSITION(S) HELD WITH THE FUND:  Managing General Partner and Treasurer

     TERM OF OFFICE(2) AND LENGTH OF TIME SERVED: Managing General Partner since 2000 and Treasurer since 1981.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Certified Public Accountant; Partner of the accounting firm of Main Hurdman until 1981; Vice Chairman of the Board, Fox Chase Cancer Center; Former Director, Biotrol USA, Inc.; President, Vice President and/or Treasurer of one other investment company advised by BIMC; Director, The Bradford Funds, Inc. until 2000; former Treasurer and/or Vice President of six other investment companies advised by BIMC until 1998.

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY FUND DIRECTOR:  One

INDEPENDENT DIRECTORS

Langhorne B. Smith(1)
Age 65

     POSITIONS HELD WITH THE FUND:  Managing General Partner

     TERM OF OFFICE(2) AND LENGTH OF TIME SERVED: Managing General Partner since 1997.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: President and Director, The Sandridge Corporation (private investment company); Executive Vice President and Director, Claneil Enterprises, Inc. (private investment company); Former Director of one other investment company advised by BIMC.

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY FUND DIRECTOR:  One

David R. Wilmerding, Jr.(1)
Age 66

     POSITION(S) HELD WITH THE FUND:  Managing General Partner

     TERM OF OFFICE(2) AND LENGTH OF TIME SERVED: Managing General Partner since 1976.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Chairman, Wilmerding & Associate (investment advisers) since February 1989; Director, Beaver Management Corporation; Director, Mutual Fire Marine & Inland Insurance Co., Inc; Trustee of one other investment company advised by BIMC or its affiliates.

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY FUND DIRECTOR:  41

OFFICER

Michael P. Malloy(1)
Age 42

     POSITION(S) HELD WITH THE FUND:  Secretary

     TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:  Secretary since 2001.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Partner in the law firm of Drinker Biddle & Reath LLP, Philadelphia, PA.

NOTES

* These Managing General Partners each may be deemed to be an "interested director" of the Fund within the meaning of the Investment Company Act of 1940. Mr. Fortune and Mr. Roach are officers of the Fund, and Mr. Caldwell owns stock of an affiliate of the investment adviser.

(1) Each Managing General Partner and officers may be contacted by writing to the Managing General Partner, c/o The Chestnut Street Exchange Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, Attn: Edward J. Roach.

(2) The Fund's partnership agreement provides that each Managing General Partner holds office until the earliest of (a) the election of his successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated a bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

(3) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. David R. Wilmerding, Jr. also serves as a Trustee to the BlackRock Funds, and Mr. Roach serves as President and Treasurer of The RBB Fund.

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                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                      BlackRock Financial Management, Inc.
                                      and
                            BlackRock Institutional
                             Management Corporation
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
                           (302) 791-1043 (Delaware)
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                      [CHESTNUT STREET EXCHANGE FUND LOGO]
                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                            CHESTNUT STREET EXCHANGE
                                      FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                           Edward J. Roach, Treasurer
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